UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 E. Germann Road
Chandler, Arizona	85286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Long-Term Incentive Awards

On June 14, 2024, the Compensation Committee of the Board of Directors of Offerpad Solutions Inc. (the “Company”) approved an amendment (the “Amendment”) to the awards previously granted to the Company’s Chief Executive Officer (Brian Bair), Chief Legal Officer (Benjamin Aronovitch) and Senior Vice President, Finance and Former Interim Chief Financial Officer (James Grout) pursuant to the Company’s long-term incentive program (the “LTIP Awards”). Each LTIP Award was granted under the Company’s 2021 Incentive Award Plan (the “2021 Plan”) in 2023 and becomes “earned” based on the appreciation in the price of our Class A Common Stock over applicable price per share goals (the “Price Per Share Goals”) during a performance period ending on June 12, 2026.

The Amendment makes the following material changes to the LTIP Awards:

•	The performance period will commence on June 12, 2024 and end on June 12, 2027 (rather than commencing and ending on June 12, 2023 and June 12, 2026, respectively).

•

The portion of each LTIP Award that becomes earned (the “Earned Award”) will vest (i) with respect to 50% of the Earned Award on June 12, 2027 (rather than on June 12, 2026), and (ii) with respect to the remaining 50% of the Earned Award on June 12, 2028 (rather than on June 12, 2027), in each case, subject to the applicable executive’s continued service through the applicable vesting date.

•	The following table sets forth the modified Price Per Share Goals and sharing rate percentages:

		Sharing Rate
Tranche	Price Per Share Goal	Brian Bair Chief Executive Officer	Benjamin Aronovitch Chief Legal Officer	James Grout Senior Vice President, Finance and Former Interim Chief Financial Officer
First Tranche	$11.25	0.224%	0.031%	0.031%
Second Tranche	$18.75	0.343%	0.031%	0.031%
Third Tranche	$26.25	0.476%	0.031%	0.031%
Fourth Tranche	$33.75	0.546%	0.031%	0.031%

The foregoing description of the LTIP Awards does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable form of award agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

10.1	Form of Amended and Restated Long Term Incentive Award Agreement (under the 2021 Incentive Award Plan)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: June 20, 2024	By:	/s/ Benjamin A. Aronovitch
Benjamin A. Aronovitch
Chief Legal Officer and Secretary